EXHIBIT 10.1

Aegon Loan Nos. 10518144, 10518145,
10518146, 10518147, 10518148, 10518149,
10518150, 10518151, 10518152, 10518153,
10518154, 10518155, 10518156, 10518157,
10518158, 10518159, 10518160 and 10518161
Aggregate Principal Amount: $78,000,000

Loan Agreement

THIS LOAN AGREEMENT (the “Agreement”) is made as of this 10th day of July, 2018 (the “Effective Date”), by and between Transamerica Life Insurance Company, an Iowa corporation having an office c/o AEGON USA Realty Advisors, LLC, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-5443 (together with its successors and assigns, the “Lender”), and Plymouth MWG 13040 South Pulaski LLC, Plymouth MWG 11601 South Central LLC, Plymouth MWG 6000 West 73rd LLC, Plymouth MWG 6510 West 73rd LLC, Plymouth MWG 6558 West 73rd LLC, Plymouth MWG 6751 South Sayre LLC, Plymouth MWG 7200 South Mason LLC, Plymouth MWG 1445 Greenleaf LLC, Plymouth MWG 1796 Sherwin LLC, Plymouth 3 West College LLC, Plymouth 1600 Fleetwood LLC, Plymouth South McLean LLC, Plymouth MWG 28160 North Keith LLC, Plymouth MWG 13970 West Laurel LLC, Plymouth MWG 3841 Swanson LLC, Plymouth MWG 525 West Marquette LLC, Plymouth MWG 5110 South 6th LLC, and Plymouth MWG 1750 South Lincoln LLC, each a limited liability company organized under Delaware law (each, a “Borrower” and, collectively, the “Borrowers”), each with an address at Plymouth Industrial REIT, Inc., 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110.

1.	RECITALS
(a)	Under the terms of a commercial Loan Application/Commitment dated April 18, 2018 (the “Commitment”), AEGON USA Realty Advisors, LLC (“Aegon”), as agent for Lender, agreed to fund a portfolio of commercial mortgage loans in the aggregate principal amount of $78,000,000 (the “Loan”).
(b)	The Loan is evidenced by secured promissory notes (each, a “Note” and, collectively, the “Notes”). Each Note is made by one of the Borrowers, and the combined original principal balances of the Notes are equal to the amount of the Loan.
(c)	Each Note is primarily secured by a Mortgage, Security Agreement and Fixture Filing or other security instrument of even date herewith (each, a “Mortgage” and, collectively, the “Mortgages”), encumbering or conveying as security for the applicable Note one or more parcels of Land (each, a “Parcel” and collectively, the “Real Property”). For servicing purposes, each of the Notes has a separate “Loan Number” which appears in the footer of all of the documents relating primarily to that Borrower, its Note, and its related Parcel.
(d)	In order to realize the benefits of the Loan, each of the Borrowers desires to guarantee the obligations of all of the other Borrowers with respect to the Loan.
(e)	Under the Commitment, the Lender has agreed to the amount, interest rate, maturity, and other provisions of the Loan on the express condition that the Borrowers enter into a loan agreement evidencing the willingness of each of them for the Parcel owned by such Borrower to serve as collateral for the Loan as a whole in the event that any Borrower defaults in its obligations under any of the

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

documents entered into in connection with the Loan, including this Agreement (the “Loan Documents”).

2.	AGREEMENT

To complete the transactions contemplated by the Commitment, to induce the Lender to make the Loan, and in consideration of the sum of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Lender hereby enter into this Agreement on the terms that follow. Capitalized terms used but not defined in this Agreement shall have the definitions given them in the applicable Notes, Mortgages, or other Loan Documents.

3.	DEFINITIONS

“Borrower” and “Borrowers” have the meaning set forth in Section 1.

“Business Day” means any day when state and federal banks are open for business in New York, New York.

“Indebtedness” means all sums that are owed or become due pursuant to the terms of the Notes or other Loan Documents, or any other communications or writings by or between the Borrowers and the Lender relating to the Loan, including scheduled principal payments, scheduled interest payments, default interest, late charges, prepayment premiums, accelerated or matured principal balances, advances, collection costs (including reasonable attorneys’ fees), reasonable attorneys’ fees and costs in enforcing or protecting the Notes, the Mortgages, or any of the other Loan Documents in any bankruptcy proceeding, receivership costs and all other financial obligations of the Borrowers incurred in connection with the Loan.

“Mortgage” and “Mortgages” have the meaning set forth in Section 1.

“Mortgage Taxes” means the mortgage recording, transfer or other taxes to be paid upon recordation of the Mortgages.

“Note” and “Notes” have the meaning set forth in Section 1.

“Notice” means a notice given in accordance with the provisions of Subsection 8.1.

“Parcel” has the meaning set forth in Section 1.

4.	BORROWERS’ AGREEMENTS
4.1	Representations and Warranties

Each Borrower represents and warrants to the Lender that (a) it is not the subject of any bankruptcy court filing, insolvency proceeding, receivership, composition or assignment for the benefit of creditors, (b) it is adequately capitalized and has the ability to pay its debts as they become due, (c) it is solvent and will not be rendered insolvent as a result of its obligations under this Agreement or the other Loan Documents, (d) it has received reasonably equivalent value in exchange for encumbering its Parcel to secure its obligations under this Agreement and the other Loan Documents, (e) it is an affiliate of the other Borrowers and will receive a direct and material benefit from the making of the Loan to the such Borrower and the other Borrowers, and (f) the benefits derived by such Borrower from this Agreement and the other Loan Documents are equivalent to the burdens imposed upon such Borrower and its Parcel by this Agreement and the other Loan Documents, notwithstanding that such Borrower’s Note and the other Notes may be of differing amounts.

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

4.2	Loan Allocation

The Borrowers consent to the allocation of the amount of the Loan among the Notes as follows:

Loan Number	Borrower	Note Original Balance
10518144	Plymouth MWG 13040 South Pulaski LLC	$7,305,000.00
10518145	Plymouth MWG 11601 South Central LLC	$5,100,000.00
10518146	Plymouth MWG 6000 West 73rd LLC	$3,970,000.00
10518147	Plymouth MWG 6510 West 73rd LLC	$6,360,000.00
10518148	Plymouth MWG 6558 West 73rd LLC	$5,730,000.00
10518149	Plymouth MWG 6751 South Sayre LLC	$5,415,000.00
10518150	Plymouth MWG 7200 South Mason LLC	$5,605,000.00
10518151	Plymouth MWG 1445 Greenleaf LLC	$4,470,000.00
10518152	Plymouth MWG 1796 Sherwin LLC	$2,675,000.00
10518153	Plymouth 3 West College LLC	$1,575,000.00
10518154	Plymouth 1600 Fleetwood LLC	$8,185,000.00
10518155	Plymouth South McLean LLC	$2,620,000.00
10518156	Plymouth MWG 28160 North Keith LLC	$2,600,000.00
10518157	Plymouth MWG 13970 West Laurel LLC	$2,335,000.00
10518158	Plymouth MWG 3841 Swanson LLC	$2,575,000.00
10518159	Plymouth MWG 525 West Marquette LLC	$2,895,000.00
10518160	Plymouth MWG 5110 South 6th LLC	$1,470,000.00
10518161	Plymouth MWG 1750 South Lincoln LLC	$7,115,000.00
	Total	$78,000,000

This allocation is made solely for the purpose of determining the amount of the recordation, transfer or mortgage taxes to be paid upon the recordation of the Mortgages, and shall not limit the extent or priority of the lien or security interest created by the Mortgages. If any Legal Requirement requires that additional Mortgage Taxes be paid in order to ensure that the lien or security interest created by any Mortgage extend to the full amount of the Loan, the Borrowers shall pay the additional Mortgage Taxes.

4.3	Cross Default

Any “Default” as defined under any of the Loan Documents entered into by any Borrower shall constitute a default (a “Default”) under the terms of this Agreement and the other Loan Documents. Any Default under this Agreement shall constitute a “Default” under each of the Notes and the other Loan Documents entered into by any Borrower.

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

4.4	Cross Guarantees

Each of the Borrowers (the “Guaranteeing Borrower”) hereby unconditionally guarantees to the Lender that all payment obligations of the other Borrowers, including, without limitation, all principal, interest and other amounts due under the Loan Documents, will be paid in the amounts, at the times and in the manner set forth in the Loan Documents, and that all of the terms, covenants and conditions required in the Loan Documents to be kept, observed or performed by each other Borrower will be performed at the time and in the manner set forth in the Loan Documents. The payment and performance obligations set forth in this paragraph are collectively referred to as the “Guaranteed Obligations.” If a Borrower is released from its Obligations under the Loan in connection with a Release or a Substitution in accordance with the terms of this Agreement, such Borrower shall be released from the Guaranteed Obligations.

The guarantee of each of the Borrowers set forth in this Agreement is irrevocable, absolute and unconditional, and is one of payment and not just collection, and is subject only to the occurrence of a Default under the Loan Documents.

In any enforcement action against the Guaranteeing Borrower, Guaranteeing Borrower shall not assert or exercise against the Lender any right of setoff, recoupment, or counterclaim, whether such right is independent of, or derives from, the Borrower whose Default has given rise the enforcement action (the “Defaulting Borrower”).

No modification, limitation or discharge of any of the liabilities or obligations of the Defaulting Borrower or any other Borrower, arising out of, or by virtue of, any bankruptcy or similar proceeding for relief of debtors under federal or state law initiated by or against the Defaulting Borrower or any other Borrower shall modify, limit, reduce, impair, discharge, or otherwise affect the liability of the Guaranteeing Borrower in any manner whatsoever, and the guarantee of the Agreement shall continue in full force and effect, notwithstanding any such proceeding.

The Guaranteeing Borrower waives any right to require the Lender to: (i) proceed against the Defaulting Borrower or any other guarantor, (ii) proceed against any collateral, (iii) pursue any other remedy in the Lender’s power whatsoever, or (iv) notify the Guaranteeing Borrower of any default by the Defaulting Borrower in the payment of any amounts due under the Loan Documents or in the performance of any agreement of the Defaulting Borrower under the Loan Documents.

The Guaranteeing Borrower waives any defense arising by reason of any of the following: (i) any disability or any counterclaim or right of set-off or other defense of the Defaulting Borrower or any other Borrower, (ii) any lack of authority of the Defaulting Borrower or any other Borrower with respect to the Loan Documents, (iii) the invalidity, illegality or lack of enforceability of the Loan Documents or any provision thereof from any cause whatsoever, including any action or inaction by the Lender, (iv) the failure of the Lender to perfect or maintain perfection of any security interest in any collateral, (v) the cessation from any cause whatsoever of the liability of the Defaulting Borrower or any other Borrower, (vi) that the Loan Documents shall be void or voidable as against the Defaulting Borrower, any other Borrower or any of the Defaulting Borrower’s or any other Borrower’s creditors, including a trustee in bankruptcy of the Defaulting Borrower or any other Borrower, by reason of any fact or circumstance, (vii) the delay or failure of the Lender to exercise any of its rights and remedies against the Defaulting Borrower, any other Borrower or any collateral or security for the Loan Documents or this Agreement, (viii) any event or circumstance that might otherwise constitute a legal or equitable discharge of the Guaranteeing Borrower’s obligations hereunder; provided, however, that the Guaranteeing Borrower does not waive any defense arising from the due performance by the Defaulting

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

Borrower of the terms and conditions of the Loan Documents, (ix) all errors and omissions in connection with the Lender’s administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from the Lender’s acts of bad faith, gross negligence or willful misconduct, (x) any right or claim of right to cause a marshaling of the assets of the Defaulting Borrower or any other Borrower, (xi) any act or omission of the Lender (except acts or omissions resulting from the Lender’s bad faith, gross negligence or willful misconduct) that changes the scope of the Guaranteeing Borrower’s or any other Borrower’s risk hereunder, and (xii) all other notices and demands otherwise required by law which the Guaranteeing Borrower may lawfully waive.

Until the payment of all amounts due under the Loan Documents and the performance of all of the terms, covenants and conditions therein required to be kept, observed or performed by the other Borrowers, the Guaranteeing Borrower waives (i) any right to enforce any remedy that the Lender now has or may hereafter have against the other Borrowers, and (ii) any benefit of, and any right to participate in, any security now or hereafter held by the Lender.

The Guaranteeing Borrower waives all rights of subrogation against the Defaulting Borrower or any other Borrower, for the express purpose that the Guaranteeing Borrower shall not be deemed a “creditor” of the Defaulting Borrower or any other Borrower under applicable bankruptcy law with respect to the Defaulting Borrower’s or any other Borrower’s obligations to the Lender.

The Guaranteeing Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, and notices of acceptances of this Agreement.

The Guaranteeing Borrower waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

The Guaranteeing Borrower hereby subordinates the payment and the time of payment of all indebtedness and obligations of the other Borrowers to the Guaranteeing Borrower of every kind and nature whatsoever whether now in existence or hereafter entered into (the “Subordinated Indebtedness”) to the payment of all obligations of the Guaranteeing Borrower under this Agreement. At such time as there is a Default, the Guaranteeing Borrower shall not receive any payment or distribution on account of, or accept any collateral or security for, or bring any action to collect, the Subordinated Indebtedness. The Guaranteeing Borrower shall not assign, transfer, pledge or dispose of the Subordinated Indebtedness while this Agreement is in effect.

If the Guaranteeing Borrower does receive any such payment or distribution, whether voluntary or involuntary, and whether or not under any state or federal bankruptcy or other insolvency proceedings, after a Default, then the Guaranteeing Borrower agrees and directs that any such payment or distribution shall be paid or delivered directly to the Lender for application to the obligations of the Guaranteeing Borrower under this Agreement (whether due or not and in such order and manner as the Lender may elect). If any such payment or distribution is received by the Guaranteeing Borrower after a Default, the Guaranteeing Borrower will deliver the same to the Lender, and until so delivered, the same shall be held in trust by the Guaranteeing Borrower as property of the Lender. As further assurance of the authorization herein given, the Guaranteeing Borrower agrees to execute and deliver to the Lender any power of attorney, assignment, endorsement, or other instrument as may be requested by the Lender to enable the Lender to enforce any claims upon the Subordinated Indebtedness and to collect and receive any payment or distribution with respect to the Subordinated Indebtedness. The Guaranteeing Borrower hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution on account of the Subordinated Indebtedness and to file claims and take such other proceedings in the name of the Lender or in the name of the Guaranteeing

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

Borrower as the Lender may deem necessary or advisable to carry out the provisions of this Agreement.

To secure the performance by the Guaranteeing Borrower of the provisions of this Agreement, Guaranteeing Borrower assigns, pledges and grants to the Lender a security interest in, and lien on, the Subordinated Indebtedness, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Lender, the Guaranteeing Borrower shall endorse, assign and deliver to the Lender all notes, instruments and agreements evidencing, securing, guaranteeing or made in connection with the Subordinated Indebtedness.

4.5	Payment of Monthly installments of Principal and Interest

The Borrowers agree to pay, or cause to be paid, monthly installments of principal and interest on the Loan through separate payments on each of the Notes.

4.6	Default

It shall be a “Default” of the Borrowers under this Agreement if the obligation of any Borrower to pay any of the Indebtedness becomes subject to a claim that collateralization of such Borrower’s Parcel secured by the related Mortgage or any of the related Loan Documents constitutes a fraudulent conveyance or transfer, or otherwise becomes subject to avoidance under any fraudulent transfer law, in either case, including Section 548 of Title 11 of the United States Code or any applicable provisions of comparable laws of the State of Delaware, the State of Illinois or the State of Wisconsin, unless a motion for the dismissal of the petition or proceeding or other action is filed within twenty (20) days and results in its dismissal within sixty (60) days of the filing of the petition or proceeding or other action.

5.	SEPARATE IDENTITY COVENANTS
5.1	Organizational Documents.

Each Borrower covenants and agrees not to modify or amend its organizational documents in any way which would conflict with, or would modify or eliminate that such Borrower observe, the requirements of Subsection 6.5 (Bankruptcy Remote Entity) of the Mortgage.

5.2	Inspection

Lender and its agents, upon not less than two Business Days’ notice, shall have the right from time to time to inspect the books and records of any Borrower (or all of them) during business hours at its principal office in order to verify whether or not such Borrower is complying with the provisions of Section 5.1.

6.	PREPAYMENTS, RELEASES AND TRANSFERS
6.1	Prepayments

The Borrowers shall have the collective right to voluntarily prepay the Loan in whole or in part only by remitting to the Lender an amount sufficient to reduce the principal balance of the Loan by $500,000 or more. Any such voluntary prepayment shall be applied to the Notes pro rata based on their outstanding principal balances at the time of the prepayment, and shall be subject to the provisions of the Notes requiring the payment of prepayment premiums in respect of prepayments. The required monthly payment amounts on the Notes shall be re-amortized based on their reduced principal balances and then-remaining amortization schedules.

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

6.2	Release of a Parcel

The Borrowers may cause from time to time the release of a Parcel as security for the Loan (a “Release”). The Lender’s obligation to release a Parcel is subject to the following conditions:

(a)	The Release shall not occur if it such Release would cause the total number of Releases, measured by the number of Parcels released, to exceed three (3).
(b)	No Default beyond any applicable cure period shall exist under the Loan, nor shall any act, omission or circumstance exist which, following notice and absence of a cure, would become a Default under the Loan.
(c)	The Borrowers shall have requested the Release in writing no less than thirty (30) days prior to the date of the proposed Release.
(d)	At the time of the Release, the Lender shall receive from the Borrowers a prepayment of the Loan calculated in accordance with this Subsection 6.2(d) (the “Release Amount”). With respect to the Parcel being released, the Release Amount shall equal (A) the amount which would be required to prepay the related Note in full in accordance with Section 7 of such Note, including the prepayment premium calculated on the voluntarily prepaid principal amount of such Note, multiplied by (B) one hundred fifteen percent (115%) (the “Payoff Amount”). The portion of the Payoff Amount which exceeds the amounts then due and owning under the related Note (including any applicable prepayment premium) shall be applied to the remaining Notes, pro rata, based on their respective principal balances, as a voluntary partial principal prepayment and a prepayment premium on such applied amount calculated in accordance with Section 7 of each remaining Note. Following any such paydown of the remaining Notes, payments under each remaining Note shall be re-amortized by the Lender based on such Note’s then-remaining amortization schedule.
(e)	The Borrowers shall pay all costs and expenses in connection with any such Release, whether or not it is carried out, including without limitation (i) an administrative fee of Five Thousand Dollars ($5,000) payable to the Lender, (ii) the Lender’s reasonable attorneys’ fees and expenses, and (iii) title endorsement premiums and recording fees, if any.

Upon satisfaction of the foregoing conditions, the Lender shall prepare an instrument of release of the lien of the applicable Mortgage and all other documentation of a ministerial or administrative nature that is necessary to be delivered by the Lender in connection with such Release.

6.3	Substitution of a Parcel

The Borrowers may cause from time to time the release of a Parcel as security for the Loan and a simultaneous substitution of another commercial property satisfactory to the Lender (the “Substituted Parcel”) as collateral for the Loan (a “Substitution”). The Lender’s obligation to consent to a Substitution is subject to the following conditions:

(a)	The Substitution shall not occur if it such Substitution would cause the total number of Substitutions, measured by the number of Parcels substituted, to exceed three (3).
(b)	No Default shall exist under the Loan, nor shall any act, omission or circumstance exist which, following notice and absence of a cure, would become

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

a Default under the Loan (unless the Lender determines, in its reasonable discretion, that the cure of such a potential Default is being diligently pursued and is likely to be achieved).

(c)	The Borrowers shall have requested the Release in writing no less than seventy-five (75) days prior to the date of the proposed Substitution; provided, however, that the Lender shall use commercially reasonably efforts to close the Substitution no later than sixty (60) days following the date that the Lender has received from the Borrowers all information and funds necessary to order third-party reports required to underwrite the proposed Substitution.
(d)	The market value of the Substituted Parcel shall not be less than one hundred fifteen percent (115%) of the market value of the Parcel being released, as determined by the Lender based on new appraisals of the Parcel being released and the Substituted Parcel, as determined under the procedure described in Section 13 of the Commitment.
(e)	The Lender shall receive satisfactory customary diligence related to the Substituted Parcel, including without limitation leases, operating and occupancy statements, and tenant estoppels and subordination, non-disturbance and attornment agreements.
(f)	The Lender shall receive satisfactory insurance documentation demonstrating that the Substituted Parcel is insured with insurance that complies with the requirements of the Loan Documents.
(g)	The Lender shall receive satisfactory engineering and environmental reports for the Substituted Parcel delivered by third-party vendors satisfactory to the Lender.
(h)	In addition to a lender’s title insurance policy, zoning report and survey satisfactory the Lender related to the Substituted Parcel, the Lender shall receive a “tie-in” or similar endorsement, together with a “first loss” endorsement, each satisfactory to the Lender, to each title insurance policy insuring the lien of the Mortgages on the date of the Substitution with respect to the title insurance policy insuring the lien of the mortgage encumbering the Substituted Parcel.
(i)	The Lender shall receive certified organizational documents and a good standing certificate satisfactory to the Lender for the owner of the Substituted Parcel (the “Substitution Borrower”), and the Substitution Borrower shall authorize, execute and deliver loan documents related to the Substituted Parcel substantially similar to the Loan Documents executed by the Borrower who owns the Parcel being substituted (including without limitation a mortgage and assignment of leases and rents encumbering the Substituted Parcel and a UCC-1 financing statement perfecting the Lender’s interest in the personal property of the Substitution Borrower) and shall be in compliance with the representations, warranties and covenants contained in such Loan Documents (including without limitation Subsections 6.5 and 6.27 of the Mortgage). The Substitution Borrower shall ratify and become a party to this Agreement (including without limitation Subsections 4.3 and 4.4) and any other Loan Documents as requested by the Lender.
(j)	The Carveout Obligor shall authorize, execute and deliver an environmental indemnity and a carveout agreement and guarantee related to the Substituted

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

Parcel and the Substitution Borrower substantially similar to those executed by the Carveout Obligor for the Parcel and Borrower being released.

(k)	The Lender shall receive a satisfactory legal opinion relating to substantially similar corporate and enforceability matters as were contained in the legal opinions received by the Lender related to the Loan Documents on the date of this Agreement.
(l)	If the Substituted Parcel is subject to a property management agreement, such property management agreement and property manager shall be in compliance with the requirements of the Loan Documents, and such property manager shall authorize, execute and deliver an assignment and subordination of management agreement substantially similar to those delivered in connection with the origination of the Loan.
(m)	The Borrowers shall pay (i) to the Lender (as its sole compensation for its underwriting and closing efforts) a fee of one percent (1%) of the value of the Substituted Property and (ii) all costs and expenses in connection with any such Substitution, whether or not it is carried out, including without limitation (A) the Lender’s reasonable attorneys’ fees and expenses, (B) appraisal, environmental and engineering costs, and (iv) title endorsement premiums and recording fees.

The Lender may base its consent concerning the Substitution or any of the above specified deliveries based solely on its own economic interests and on the marginal effect of the Substitution on the Loan and on the Lender’s investment portfolio. In doing so, the Lender may only consider any factor (A) reasonably related to the quality of the proposed Substituted Property as collateral, including, without limitation, market value, cash flow, projected capital requirements, tenant quality, location, condition of title, quality and expected life of the improvements, and the environmental condition of the property and (B) related to the effect of the Substitution on the Lender’s overall portfolio, including, without limitation, asset types, investment concentrations in markets or submarkets, and tenant credit exposures. The closing of the Substitution shall be carried out in accordance with the Lender’s then-current mortgage loan origination practices.

Upon satisfaction of the foregoing conditions, the Lender shall prepare an instrument of release of the lien of the applicable Mortgage and all other documentation of a ministerial or administrative nature that is necessary to be delivered by the Lender in connection with such Substitution.

6.4	Transfers
(a)	Permitted Transfer to an Approved Purchaser

No Borrower may exercise its rights under Subsection 14.1 of its related Mortgage unless all of the Real Property is sold simultaneously either (A) to a single New Borrower pursuant to a permitted assumption under Subsection 14.1 of all of the Mortgages, or (B) to multiple New Borrowers pursuant to a permitted assumption and a fully cross-defaulted, cross-collateralized transaction.

(b)	Permitted Transfers of Certain Passive Interests

No Borrower may exercise its rights under Subsection 14.2 of its related Mortgage unless, following the exercise of such rights, all of the Borrowers continue to share the same structure of ultimate beneficial ownership and Legal Control following the transfers.

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

7.	ELECTION OF REMEDIES

In the event of Default, the Lender need not resort first to its remedies under the Loan Documents executed by the Borrower that has executed the Note or the Loan Documents from which the Default arises. The Lender may instead exercise its remedies for Default under any of the Loan Documents executed by any other Borrower, at its sole and absolute discretion.

8.	MISCELLANEOUS
8.1	Applicable Law

This Agreement shall be interpreted, construed, applied, and enforced according to, and will be governed by, the laws of the State of New York, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this Agreement is instituted or pending, and whether the laws of the State of New York otherwise would apply the laws of another jurisdiction.

8.2	Notices

In order for any demand, consent, approval or other communication to be effective under the terms of this Agreement, “Notice” must be provided under the terms of this Subsection. All Notices must be in writing. Notices may be (a) delivered by hand, (b) transmitted by electronic mail (with a duplicate copy sent by first class mail, postage prepaid), (c) sent by certified or registered mail, postage prepaid, return receipt requested, or (d) sent by reputable overnight courier service, delivery charges prepaid. Notices shall be addressed as set forth below:

If to Lender:

Transamerica Insurance Company
c/o AEGON USA Realty Advisors, LLC
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499-5443
Attn: Mortgage Loan Department
Reference: Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161
E-Mail Address: AAMServicing@aegonusa.com

If to the Borrower:

Plymouth MWG 13040 South Pulaski LLC, Plymouth MWG 11601 South Central LLC, Plymouth MWG 6000 West 73rd LLC, Plymouth MWG 6510 West 73rd LLC, Plymouth MWG 6558 West 73rd LLC, Plymouth MWG 6751 South Sayre LLC, Plymouth MWG 7200 South Mason LLC, Plymouth MWG 1445 Greenleaf LLC, Plymouth MWG 1796 Sherwin LLC, Plymouth 3 West College LLC, Plymouth 1600 Fleetwood LLC, Plymouth South McLean LLC, Plymouth MWG 28160 North Keith LLC, Plymouth MWG 13970 West Laurel LLC, Plymouth MWG 3841 Swanson LLC, Plymouth MWG 525 West Marquette LLC, Plymouth MWG 5110 South 6th LLC, and Plymouth MWG 1750 South Lincoln LLC
c/o Plymouth Industrial REIT, Inc.
260 Franklin Street, Suite 700
Boston, Massachusetts 02110
Attn: Pendleton P. White, Jr.

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

E-Mail Address: pen.white@plymouthrei.com

with a copy to:

Brown Rudnick LLP
One Financial Center
Boston, Massachusetts 02111
Attn: Kevin Joyce, Esq.
E-Mail Address: kjoyce@brownrudnick.com

Notices delivered by hand or by overnight courier shall be deemed given when actually received or when refused by their intended recipient. Notices sent by electronic mail will be deemed delivered when a legible copy has been received (provided receipt has been verified by telephone confirmation or one of the other permitted means of giving Notices under this Subsection). Mailed Notices shall be deemed given on the date of the first attempted delivery (whether or not actually received). Either the Lender or the Borrower may change the address for Notice by giving at least fifteen Business Days’ prior Notice of such change to the other party or parties.

8.3	No Partnership

Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between the Borrowers and the Lender, or in any way make the Lender a co-principal with one, any or all of the Borrowers with reference to the Real Property.

8.4	Successors and Assigns

The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind the parties hereto and their respective heirs, executors, administrators, successors and assigns, and all tenants, sub-tenants and assigns of same, and all occupants and subsequent owners of the Real Property.

8.5	Severability

In the event that any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement shall operate, or would prospectively operate, to invalidate this Agreement, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect, and shall not affect any other provision of this Agreement which other provisions shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

8.6	Amendment

This Agreement may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall be null and void.

8.7	Sole Benefit

This Agreement and the other Loan Documents have been executed for the sole benefit of the Borrowers and the Lender. No other party shall have rights thereunder or be entitled to assume that the parties thereto will insist upon strict performance of their mutual obligations hereunder,

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

any of which may be waived from time to time. Neither any Borrower nor any other Obligor shall have any right to assign any of its rights under this Agreement or the Loan Documents to any party whatsoever.

8.8	Interpretation
(a)	Headings and General Application

The section, subsection, paragraph and subparagraph headings of this Agreement are provided for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of the sections, subsections, paragraphs or subparagraphs. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

(b)	Sole Discretion

The Lender may take any action or decide any matter under the terms of this Agreement or of any other Loan Document (including any consent, approval, acceptance, option, election or authorization) in its sole and absolute discretion, for any reason or for no reason, unless the related Loan Document contains specific language to the contrary. Any approval or consent which the Lender might withhold may be conditioned in any way.

(c)	Result of Negotiations

This Agreement results from negotiations between the Borrowers and the Lender and from their mutual efforts. Therefore, it shall be so construed, and not as though it had been prepared solely by the Lender.

(d)	Reference to Particulars

The scope of a general statement made in this Agreement or in any other Loan Document shall not be construed as having been reduced through the inclusion of references to particular items that would be included within the statement’s scope. Therefore, unless the relevant provision of a Loan Document contains specific language to the contrary, the term “include” shall mean “include, but shall not be limited to” and the term “including” shall mean “including, without limitation.”

8.9	Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

8.10	Adjustment of Obligations

If any Borrower’s obligation to pay the Indebtedness becomes subject to avoidance under any fraudulent transfer law, including Section 548 of Title 11 of the United States Code or any applicable provisions of comparable laws of the State of Delaware, the State of Illinois or the State of Wisconsin, then the Indebtedness for which such Borrower will be liable and the amount of the Indebtedness for which its Parcel will constitute security will be limited to the largest amount that would not be subject to avoidance as a fraudulent transfer or conveyance under such fraudulent transfer laws. Further, at any time at the Lender’s sole option, the Lender may record among the applicable land records a complete or partial termination of any Mortgage evidencing the Lender’s election to treat such Mortgage as null and void with respect to one or more or all of the Parcels (a “Terminated Parcel”). Each Borrower, at the Lender’s request, must join in any such termination or partial termination, and each Borrower hereby irrevocably appoints the

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

Lender as such Borrower’s agent and attorney-in-fact to execute, deliver and record such termination or partial termination in such Borrower’s name. Following any such termination or partial termination, the Lender may enforce any Mortgage in accordance with its respective terms as if the Mortgage had never been executed and delivered as to any Terminated Parcel.

THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

LENDER:

TRANSAMERICA LIFE INSURANCE COMPANY, an Iowa corporation

By:	/s/ Stephen Noonan
Name: Stephen Noonan
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

BORROWERS:

PLYMOUTH 3 WEST COLLEGE LLC, a Delaware limited liability company

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

PLYMOUTH 1600 FLEETWOOD LLC, a Delaware limited liability company

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

PLYMOUTH SOUTH MCLEAN LLC, a Delaware limited liability company

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

PLYMOUTH MWG 13040 SOUTH PULASKI LLC, a Delaware limited liability company

By:       PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

PLYMOUTH MWG 11601 SOUTH CENTRAL LLC, a Delaware limited liability company

By:       PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

PLYMOUTH MWG 6000 WEST 73RD LLC, a Delaware limited liability company

By:       PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

PLYMOUTH MWG 6510 WEST 73RD LLC, a Delaware limited liability company

By:       PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

PLYMOUTH MWG 6558 WEST 73RD LLC, a Delaware limited liability company

By:       PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

PLYMOUTH MWG 6751 SOUTH SAYRE LLC, a Delaware limited liability company

By:       PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager

By:       PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager

By:       PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:       /s/ Pendleton P. White, Jr.
Name: Pendleton P. White, Jr.
Title: President

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

PLYMOUTH MWG 7200 SOUTH MASON LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

PLYMOUTH MWG 1445 GREENLEAF LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

PLYMOUTH MWG 1796 SHERWIN LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

PLYMOUTH MWG 28160 NORTH KEITH LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

PLYMOUTH MWG 13970 WEST LAUREL LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

PLYMOUTH MWG 3841 SWANSON LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161

PLYMOUTH MWG 525 WEST MARQUETTE LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

PLYMOUTH MWG 5110 SOUTH 6TH LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

PLYMOUTH MWG 1750 SOUTH LINCOLN LLC, a Delaware limited liability company

By:	PLYMOUTH MWG HOLDINGS LLC, a Delaware limited liability company, its manager
By:	PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership, its manager
By:	PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr. Name: Pendleton P. White, Jr. Title: President

Loan Agreement

Plymouth Chicago Portfolio, Alsip, Bedford Park, Elk Grove, Des Plaines, Arlington Heights, Elgin, Lake Forest, Gurnee and Freeport. Illinois and Oak Creek and Milwaukee, Wisconsin
AEGON Loan Nos. 10518144, 10518145, 10518146, 10518147, 10518148, 10518149, 10518150, 10518151, 10518152, 10518153, 10518154, 10518155, 10518156, 10518157, 10518158, 10518159, 10518160 and 10518161